UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009

Capital Growth Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 2060, Chicago, Illinois 60661

(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400

(Registrant's Telephone Number, Including Area Code)

500 W. Madison Street, Suite 2060, Chicago, Illinois 60661

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

As reported in the Current Report on Form 8-K filed with the SEC on April 15, 2009, notwithstanding the statement contained in Part III of the Form 12b-25 (Notification of Late Filing), filed by Capital Growth Systems, Inc. (Company) on April 1, 2009, the Company has not as of this date filed its Form 10-K for the year ended December 31, 2008.

The delay in filing of the Form 10-K is primarily attributable to the Company’s need to get proper accounting treatment for complex issues associated with valuation of the embedded derivative features with respect to certain of the debt instruments (with detached warrants) issued by the Company during 2007 and 2008, and described more fully in the Company’s Current Report on Form 8-K filed with the SEC on November 20, 2008.  These valuation issues do not impact cash of the Company and are associated with, inter alia, how much of the face amount of the instruments should be accorded to the value of the embedded derivative features.  It should be further noted that all of the applicable debt instruments that were issued in 2007 have since been either paid off or converted to Common Stock (with certain of the detached warrants still outstanding).

As reported in the Current Report on Form 8-K filed with the SEC on May 14, 2009, on April 16, 2009, the Company received an OTCBB Delinquency Notification dated April 16, 2009 (Notification), stating that it is delinquent with respect to the filing of its Annual Report on Form 10-K for the year ended December 31, 2008.

The Notification stated that, pursuant to Rule 6530, unless the delinquent filing has been received and time stamped by the Commission's EDGAR system by 5:30 pm on May 18, 2009, the securities of the registrant would not be eligible for quotation on the OTCBB and would be removed therefrom effective May 18, 2009.

On May 13, 2009, the Company filed a notice of appeal of the outside date for the delisting qualification with the Financial Industry Regulatory Authority (FINRA), as reported on the Current Report on Form 8-K filed with the SEC on May 14, 2009.

In the event Company is unsuccessful in its appeal with FINRA, trading in the Company’s Common Stock may be moved to the “pink sheets”.   The Company intends to complete and file its Form 10-K for the year ended December 31, 2008 and its Form 10-Q for the quarter ended March 31, 2009 as soon as it is able to do so.  In the event that at such time its stock is trading in the “pink sheets,” it intends to apply for reinstatement of trading on the OTCBB as promptly as reasonably practical.

Item 8.01  Other Events.

See Item 7.01 above.

This disclosure contains forward-looking statements.  Forward-looking statements are statements that are not historical – including statements regarding management’s intention, belief, expectations, representations, plans, or predictions of the future and are typically identified by words such as belief, expect, anticipate, intend, estimate, may, will, should, and could.  Such statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made.  These risks and uncertainties are detailed in the Company's filing with the Securities and Exchange Commission.  For discussion of these risks, the Company’s annual report on Form 10-KSB/A for the year ended December 31, 2007 under the section headed Risk Factors.  The Company cannot guarantee future financial results, levels of activity, performance, or achievements and investors should not place undue reliance on management’s forward-looking statements.

Item 9.01  Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2009

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ Jim McDevitt
Jim McDevitt
Chief Financial Officer

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